ACCESS ONE TRUST
Access Flex Bear High Yield Fund
Access Flex High Yield Fund
(the “Funds,” each, a “Fund”)
Supplement dated December 21, 2020
to each Fund’s Summary Prospectus, Statutory Prospectus, and Statement of Additional Information
(dated February 28, 2020, each as supplemented or amended)
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This Supplement provides new and additional information beyond that contained in the above-mentioned prospectus, summary prospectuses and statement of additional information and should be read in conjunction with those documents.
On December 10, 2020, the Board of Trustees of Access One Trust (the “Trust”) approved an agreement and plan of reorganization and termination pursuant to which Access Flex Bear High Yield Fund and Access Flex High Yield Fund will each reorganize into a corresponding newly created series within ProFunds, a Delaware statutory trust, named Access Flex Bear High Yield ProFund and Access Flex High Yield ProFund, respectively (the “New Funds”). The reorganization does not require shareholder approval and is expected to be tax-free for U.S. federal income tax purposes.
The New Funds will have principal investment strategies identical to those of the Funds and they will be managed by the same investment adviser and portfolio management team as the Funds.
The New Funds will have the same cost and share class structures as the Funds, including the same advisory and distribution fee rates. The reorganizations will not cause any change or diminution in the level of services or resources that have been provided historically to the Funds.
The reorganization is scheduled to become effective on or about April 26, 2021 (the “Closing Date”). On the Closing Date, each shareholder will receive shares of the corresponding class of shares of the relevant New Fund that are equal in number and value to the shares of the Fund that were held by the shareholder immediately prior to the Closing Date. On the Closing Date, the Funds will no longer be offered to the public, but investors will be permitted to invest in the New Funds as a series of ProFunds and successor to the Funds.
For more information, please contact the Funds at 1-866-776-5125
Please retain this supplement for future reference
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